Institutional Class HACMX
Administrative Class HCMRX

Harbor Commodity Real Return Strategy Fund

Supplement to Summary Prospectus dated March 1, 2017
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve the Harbor Commodity Real Return Strategy Fund. The liquidation of the Fund is expected to occur on January 26, 2018. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the date of the Fund’s liquidation.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned liquidation date to one that consists of all or substantially all cash and cash equivalents. As a result, shareholders should no longer expect that the Fund will aim to achieve its investment objective of seeking maximum real return.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on December 31, 2017.
November 27, 2017
Investors Should Retain This Supplement For Future Reference
S1127.SP.CRRS